Item 1: Report to Shareholders

International Growth & Income Fund	October 31, 2006

The views and opinions in this report were current as of October 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

International stocks lagged U.S equities in the six-month period ended October 31, 2006, but outperformed them in the 12-month period. Performance was strong in the face of higher U.S. interest rates, heightened concerns about terrorism, North Korea’s testing of a nuclear weapon, and geopolitical uncertainties in the Middle East. Generally improving economic conditions and increasing corporate profitability in developed countries buoyed international markets. Most emerging markets registered strong gains and recovered much of the ground they lost during the abrupt decline in May and June.

We are pleased to report that the International Growth & Income Fund generated solid absolute returns for the 6- and 12-month periods ended October 31, 2006. On a relative basis for the six-month period, the portfolio outperformed the Lipper International Multi-Cap Value Funds Average but modestly underperformed the MSCI EAFE (Europe, Australasia, and Far East) Index. For the 12-month period, the fund outperformed its Lipper peer group average and the MSCI EAFE Index. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.) Although the 12-month results are gratifying, it’s important to remember that returns of this magnitude are unusual. Even though we remain generally upbeat about international markets, it is becoming more difficult to find undervalued stocks, and the much weaker returns of the past six months attest to the markets’ volatility.

During the past six months, the portfolio’s best performing regions on an absolute basis were the Pacific-ex Japan, Latin America, and Europe. Japan’s absolute performance was poor, but solid stock selection allowed the fund’s Japanese holdings to outperform the market. The sectors that generated our best absolute performance were financials, consumer staples, and telecommunication services.

A word on your fund’s investment strategy: It invests primarily in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments. The portfolio invests mostly in developed-market countries and has limited exposure to emerging markets. Our investing style is value-oriented, although we also look for earnings growth potential and catalysts that help realize value. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

Risk-averse investors pulled the rug out from non-U.S. markets in May and June, but strong economic and corporate fundamentals helped the markets overcome that decline. By the end of October, most non-U.S. markets posted positive returns for the most recent six months. Energy prices, which had climbed to record levels in the first half of 2006, moderated through the summer and early fall. Although there were few obvious signs of inflation, the central banks of the world’s three largest economies—the U.S., European Union, and Japan—raised interest rates to maintain the world’s steady yet non-inflationary economic expansion. The dollar was stronger against the yen, weakening returns for U.S. investors in the Japanese market, although the dollar’s weakness versus the euro boosted results.

Among developed markets, Europe benefited from improving economies, strong exports, and increased merger activity. Economic growth in France was higher than expected, while surveys of the business climate in Germany showed a marked improvement in confidence. Japan’s economic recovery gathered strength from its export-oriented industries and corporate capital spending. However, Japanese consumers remained on the sidelines, and that lack of strong domestic consumption added to fears that Japan’s current expansion might lose momentum should U.S. consumers curtail their spending.

The extended rally in emerging markets came to an abrupt halt in May as the Bank of Japan (BOJ) withdrew more than $100 billion of liquidity from the global financial system, ending its zero interest rate policy. As part of its strategy to combat Japan’s deflation, the BOJ had been pumping money into its banking system. Many international investors borrowed money in Japan and invested in markets with higher returns, including the riskier emerging markets. Once the BOJ changed course and started to extract liquidity from the global capital markets, investors began to close down their emerging markets positions.

Once investors realized that the May and June decline in the emerging markets was liquidity driven and that the economic and corporate fundamentals remained strong, they returned to these markets and drove stock prices higher. In late summer and early fall, many of these markets rallied and regained much of the ground they had lost. Asian and Latin American markets were the emerging markets’ top performers. Markets in emerging Europe, the Middle East, and Africa were the weakest over the past six months.

Value stocks reasserted their dominance and outperformed growth stocks. Among sectors in developed markets, the best performer was utilities, followed by telecommunication services and consumer staples. Information technology fared the worst along with energy and industrials.

PORTFOLIO REVIEW

During the last six months, most international markets were approaching fair value. Most of the significant changes we made to the portfolio were prompted by stock-specific factors. We increased our exposure to the more attractively valued opportunities in Europe and decreased the fund’s allocation to emerging markets, which we considered fully valued. At the beginning of 2006, we decreased our exposure to Pacific ex-Japan. Across developed market regions, the fund’s European stocks posted the strongest absolute returns. Thanks to good stock selection, the portfolio’s modest allocation to Latin America also helped to enhance results. In terms of sectors, we reduced the fund’s energy allocation and increased our holdings of financials, particularly insurance companies, and telecommunication services. Our weighting in utilities was low, and we missed much of the appreciation in that strong performing sector.

Europe
For the region’s developed countries, improving economic conditions helped boost consumer and business confidence. In addition, corporations posted solid earnings growth. Most of the large-cap companies generated record amounts of cash and were able to strengthen their balance sheets. The pace of merger and acquisition activity picked up in 2005 and shows no signs of abating.

The fund’s European holdings performed well on absolute terms, but on a relative basis, it was our weakest-performing region. During the past six months, two themes dominated investment activity on the continent. First, private equity firms aggressively acquiring public companies, public companies stepping up their share buyback programs, and a drop off in initial public offerings have reduced the supply of equities in Europe. Second, financial companies have been doing quite well, which flies in the face of conventional wisdom that calls for poor performance among financials in a rising interest rate environment. That thinking is overly simplistic; increasing fee-based income and market consolidation, among other factors, caused European financials to perform strongly over the period. Our heavy weighting in European banks and insurance companies helped buoy performance. Our consumer staples and telecommunication services holdings were also important contributors, but our lack of exposure in the utilities sector hurt results. A wave of announced and speculated mergers and acquisitions drove utility stocks higher, but we continue to think that valuations are rich.

Two of our telecommunications holdings—Telefonica and Telenor—posted solid gains during this period. Valuations in the telecommunications sector were attractive, while improving earnings and cross-border acquisitions helped drive share prices higher. Spanish communications company Telefonica’s acquisition earlier in the year of U.K. mobile company O2 generated a sharp spike in its earnings. Telenor, the Norwegian phone company, has tapped into rapidly growing emerging markets, such as Ukraine, Malaysia, and Pakistan, and posted strong returns. During the period, we added to our Telenor holdings. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Consumer staples stocks performed well, and although we were underweight, a couple of good stock picks lifted our performance above the sector average. Kesko, the Finnish retailer that has been expanding into the Baltic countries, had outstanding performance, benefiting from the strong economic expansion in the Nordic and Baltic countries. Well-managed Mitchell & Butlers, which operates more than 2,200 pubs, bars, and restaurants in the U.K., tapped into the higher discretionary incomes generated by the improving U.K. economy. In addition, its recent efforts to cut costs and maximize efficiency have generated the intended results.

Within industrials, Volvo, the Swedish truck maker, turned in strong six-month results. Spanish construction and wind-energy company Acciona continues to perform well. Spain’s infrastructure development and building boom has fueled the company’s strong earnings growth. As one of the world’s largest owners of wind-driven generators, Acciona has seen demand for its alternative energy services surge.

A number of our holdings in European financials registered large gains, including Banco Santander Central Hispanico, which was trading at a compelling valuation, in our view, and has a large presence in Latin America. Operations of the company’s U.K. holding Abbey Bank are being integrated, costs are being cut, and the acquisition is contributing to the bank’s strong earnings outlook. We realized substantial gains when the Generali Group acquired Italian insurance company Toro Assicurazioni. We added to our holdings of Barclays, which had strong contributions from its investment banking and investment management operations. This banking giant is in the middle of changing its business model, and we believed the market did not fully appreciate the impact of the changes the company’s management is making. We also added to our holdings of Royal Bank of Scotland, whose shares looked very attractive from a valuation standpoint, and to Aegon, a Dutch insurance company that was also attractively valued. We sold Banca Italease at a substantial profit after it stumbled following a change in Italian tax regulations that removed the tax-favored treatment of leasing real estate.

We decreased our holdings in energy, but in hindsight, the reduction was not enough. Falling oil prices hurt most energy companies. Statoil, Norway’s dominant oil company, struggled during the period. In its most recent earnings reports, it posted disappointing margins, and it also suffered from the decline in crude oil prices. We decided to reduce the position and realize some of the gains from this investment. We eliminated our holding in China Shenhua Energy, the large coal producer. A large number of new mines around the globe have opened in recent years, and the pricing structure for coal no longer looks favorable. Despite the decline in oil prices and fears that the large integrated energy companies are losing access to potentially large new reserves in Russia, Africa, and the Middle East, they have attractive valuations, with several sporting single-digit price/earnings multiples. Many of the national oil companies rely on these integrated companies to operate their oil fields and bring the refined products to market, and we continue to buy opportunistically.

Among our health care holdings, Sanofi-Aventis was a disappointment. A court’s decision to give a manufacturer the right to distribute a generic substitute for Plavix, the company’s blockbuster clot-prevention drug, hurt the stock’s performance. Nokia, which has been doing well selling its mobile phones in emerging markets, struggled, nevertheless. Investors were unhappy the Finnish industrial giant was forced to sell its mobile phones at prices that were lower than expected. With attractive dividends and a strong stock buyback program, we find the long-term prospects for the stock attractive.

Japan
Japan’s economic performance has improved markedly, and stock market indexes reached their highest levels in six years in early May before declining sharply through mid-June. As a result, Japan, as a region, was the worst absolute contributor, but the fund’s defensive holdings in health care and utilities led to good relative performance. Our telecommunications holdings also did well. We were less successful with energy and materials.

Our decision to overweight Japanese health care stocks paid off. Takeda Chemical Industries, the pharmaceutical company, performed well on the strength of its growing exports. Japan’s aging population and sales outside the country also helped propel shares of medical device maker Terumo. The shares of Astellas Pharma, created in 2005 when Japanese pharmaceutical companies Fujisawa and Yamanouchi combined, climbed. Telecom services company KDDI was able to grab a larger share in the wireless market, which helped its stock hold up relatively well. Among our utility holdings, Tokyo Electric Power benefited from lower fuel costs.

Lower margins in oil and copper refining hurt Nippon Mining’s performance. Sumitomo Bakelite, which makes substrata for computer memory boards, and Asahi Kasei, a supplier of materials for prefabricated homes, also struggled. We eliminated coal producer Mitsubishi Corp. in favor of iron producer Mitsui. At present, the global pricing structure for iron ore looks more attractive than for coal. We also eliminated Kirin Brewery due to its lofty valuation, after realizing substantial gains.

Pacific ex-Japan
The fund has emphasized Pacific markets for some time, and the region turned in good results again. Thanks to favorable demographics and to China’s explosive economy, the region’s economies are growing faster than those in other parts of the world. China’s prodigious appetite for energy and raw materials and large manufacturing output will influence worldwide economies for decades to come. While we hold some investments in Chinese companies, we prefer to invest in those companies listed in Hong Kong. These tend to be larger and more established with generally higher quality management. Hong Kong also offers better investor protections. We also seek investments in countries such as Singapore and Australia that will benefit from China’s growth.

China Overseas Land & Investment was a strong performer during the most recent six months. This Hong Kong-listed company develops residential property throughout China, Hong Kong, and Macau. QBE Insurance, a well-managed Australian insurer, experienced good premium pricing and a drop in claims. Shares of Singapore-based United Overseas Bank climbed as the strength of the surging Singapore economy and its ability to attract business resulted in better-than-expected loan growth. Its valuation was attractive, and we like its defensive characteristics.

One-time top performer Downer EDI, which provides engineering and infrastructure management services for rail, road, and mining operations, tumbled after warning that its profits would drop due to unexpected losses on fixed-price contracts. We eliminated it from the portfolio.

Latin America
Our modest positions in Mexico and Brazil once again made significant contributions. Most prominently, America Movil continued to rise, largely due to impressive ongoing growth in its wireless business in Mexico, Brazil, Colombia, and elsewhere in Latin America. Grupo Financiero Banorte, the last remaining major independent Mexican bank, also rose sharply on healthy mortgage demand and the election of center-right candidate Felipe Calderon as Mexico’s president.

INVESTMENT OUTLOOK

The economies of Europe and Japan have improved markedly in the past year, bolstering their equities markets. The world’s central banks are concerned about possible inflation, but they have been judicious in raising rates so far. Under the new leadership of Ben Bernanke, the Federal Reserve appears as keen on keeping inflation in check as it was under Alan Greenspan. The Fed recognizes that it cannot continue to raise rates while maintaining economic expansion. As long as price increases in the U.S. continue to be modest, we expect the Fed to keep its current neutral policy in place.

Europe’s economy is likely to slow over the next year. In the coming months, we expect the European Central Bank to raise rates at least one or two more times. In addition, an increase in the German value-added tax that takes effect in January could crimp growth. Stocks in Europe are generally fairly valued, and many of them are taking shareholder-friendly actions, such as increasing dividends and share buybacks, to return cash flow to shareholders.

The outlook for Japanese stocks, which had improved compared to previous years, has become less certain. Satisfied that the country’s extended period of deflation has ended, the Bank of Japan is likely to raise rates again. Japan’s recovery will continue to rely on business investment and exports to the U.S. and China, which should sustain corporate profits. We would be more optimistic about the Japanese market if domestic demand were stronger. Japanese consumers continue to hoard their money and are reluctant to spend. As a result, we believe Japan’s economic expansion is now more tenuous. Should there be any drop off in U.S. or Chinese demand, the country’s current economic momentum may grind to a halt.

Chinese central bankers are concerned the country’s rapid annual growth rate of about 10% may overheat the economy and result in a destructive cycle of inflation. Chinese authorities have been trying to slow the growth of their economy to more sustainable levels, and, so far, they have been successful. Clearly, a slowdown in U.S. or Chinese consumption will have a major impact on global growth rates. Corporate profitability has been robust in the past few years. We expect most companies to continue generating positive earnings growth, absent an unexpected significant slowdown in the U.S. or China, but we do not expect corporations to sustain the large year-over-year percentage gains in earnings growth that we have witnessed over the past several years.

Economic and corporate fundamentals remain strong in most emerging markets. India’s economy continues to grow, but we believe the market is fully valued. Major infrastructure improvements are needed to strengthen and deepen the country’s economic gains. Latin American economies are growing. With this fall’s elections in Brazil and Mexico, the political uncertainty of the past year no longer weighs on the markets.

We believe developed international markets, the main focus of this fund, are approaching fair value in absolute terms while they generally remain less expensive than the U.S. market. Emerging markets valuations are now in line with—and in some cases exceed—developed markets. In this environment, the universe of compelling stocks shrinks.

Regardless of future market conditions, our investment philosophy remains the same: We will buy stocks of attractively valued companies with prospects for improving business fundamentals and the return of dividends to shareholders. We will remain attentive to the risks of investing in international markets, while we will seek out opportunities that can generate rewards for our shareholders.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 15, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE					
Beginning of period	$ 13.63	$ 11.39	$ 9.40	$ 7.34	$ 8.19
Investment activities					
Net investment income	0.34	0.27	0.12*	0.02*	0.09*
Net realized and unrealized gain (loss)	3.44	2.09	1.91	2.13	(0.84)
Total from investment activities	3.78	2.36	2.03	2.15	(0.75)
Distributions					
Net investment income	(0.21)	(0.11)	(0.04)	(0.08)	(0.10)
Net realized gain	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.36)	(0.12)	(0.04)	(0.09)	(0.10)
NET ASSET VALUE					
End of period	**$ 17.05**	**$ 13.63**	**$ 11.39**	**$ 9.40**	**$ 7.34**

Ratios/Supplemental Data

Total return^	28.30%	20.86%	21.66%*	29.66%*	(9.31)%*
Ratio of total expenses to average net assets	0.91%	0.99%	1.25%*	1.25%*	1.25%*
Ratio of net investment income to average net assets	2.20%	2.08%	1.71%*	1.36%*	1.25%*
Portfolio turnover rate	36.9%	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in millions)	$ 1,844	$ 878	$ 438	$ 115	$ 11

‡ Per share amounts calculated using average shares outstanding method.
* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE					
Beginning of period	$ 13.64	$ 11.41	$ 9.41	$ 7.34	$ 7.10
Investment activities					
Net investment income	0.33	0.26	0.15*	0.09*	–
Net realized and unrealized gain	3.43	2.09	1.89	2.07	0.24
Total from investment activities	3.76	2.35	2.04	2.16	0.24
Distributions					
Net investment income	(0.22)	(0.11)	(0.04)	(0.08)	–
Net realized gain	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.37)	(0.12)	(0.04)	(0.09)	–
NET ASSET VALUE					
End of period	**$ 17.03**	**$ 13.64**	**$ 11.41**	**$ 9.41**	**$ 7.34**

Ratios/Supplemental Data

Total return^	28.15%	20.73%	21.74%*	29.80%*	3.38%*
Ratio of total expenses to average net assets	1.06%	1.10%	1.15%*	1.15%*	1.15%*†
Ratio of net investment income to average net assets	2.15%	2.00%	1.83%*	0.71%*	0.06%*†
Portfolio turnover rate	36.9%	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 361,082	$ 205,271	$ 37,542	$ 3,513	$ 103

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

R Class

	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE					
Beginning of period	$ 13.56	$ 11.35	$ 9.38	$ 7.34	$ 7.10
Investment activities					
Net investment income	0.29*	0.17*	0.17*	0.09*	–
Net realized and unrealized gain	3.40	2.12	1.84	2.04	0.24
Total from investment activities	3.69	2.29	2.01	2.13	0.24
Distributions					
Net investment income	(0.19)	(0.08)	(0.04)	(0.08)	–
Net realized gain	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.34)	(0.09)	(0.04)	(0.09)	–
Redemption fees added to paid-in capital	0.02	0.01	–	–	–
NET ASSET VALUE					
End of period	**$ 16.93**	**$ 13.56**	**$ 11.35**	**$ 9.38**	**$ 7.34**

Ratios/Supplemental Data

Total return^	**27.89%***	**20.36%***	**21.49%***	**29.38%***	**3.38%***
Ratio of total expenses to average net assets	1.40%*	1.40%*	1.40%*	1.40%*	1.40%*†
Ratio of net investment income (loss) to average net assets	1.86%*	1.29%*	1.53%*	0.89%*	(0.19)%*†
Portfolio turnover rate	36.9%	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 33,075	$ 9,999	$ 6,178	$ 910	$ 103

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

AUSTRALIA 5.4%

Common Stocks 5.4%

	Shares	Value
Alinta (1)	828,995	6,804
Australia & New Zealand Banking (1)	834,813	18,770
Babcock & Brown (1)	517,202	8,738
BlueScope Steel (1)	1,096,184	6,145
Galileo Shopping America Trust (1)	8,381,841	7,885
Goodman Fielder (1)	1,570,086	2,529
Insurance Australia (1)	2,940,437	12,635
Macquarie Bank (1)	158,330	9,139
Macquarie Infrastructure, Equity Units (1)	2,665,361	6,975
Macquarie Office Trust, Equity Units (1)	4,779,676	5,532
Mirvac Group (1)	1,337,482	5,074
Nufarm (1)	691,697	5,259
Oil Search	1,748,349	4,629
Pacific Brands (1)	2,298,748	4,716
Qantas Airways	1,082,778	3,555
QBE Insurance	634,728	12,139
Total Australia (Cost $94,990)		120,524

BELGIUM 1.4%

Common Stocks 1.4%

	Shares	Value
Fortis	294,196	12,351
KBC	102,465	11,202
Union Miniere	46,004	7,145
Total Belgium (Cost $22,303)		30,698

BRAZIL 0.6%

Common Stocks 0.6%

	Shares	Value
Petroleo Brasileiro ADR (USD)	100,000	8,096
Votorantim Celulose ADR (USD)	272,400	4,971
Total Brazil (Cost $7,745)		13,067

CHILE 0.1%

Common Stocks 0.1%

Cia Cervecerias Unidas ADR (USD)	108,900	2,996
Total Chile (Cost $2,762)		2,996

CHINA 1.6%

Common Stocks 1.6%

China Overseas Land & Investment (HKD) (1)	13,386,000	12,201
China Petroleum And Chemical (HKD)	19,572,000	13,537
China Power International (HKD)	14,999,000	7,173
Industrial and Commercial Bank of China (HKD) (2)	7,529,000	3,369
Total China (Cost $21,145)		36,280

FINLAND 3.1%

Common Stocks 3.1%

Cargotec (1)	292,980	13,340
Kesko	467,951	22,132
Nokia	1,038,813	20,631
Nokia ADR (USD)	29,000	577
Sanomawsoy Oyj (1)	525,222	13,557
Total Finland (Cost $56,887)		70,237

FRANCE 10.0%

Common Stocks 10.0%

Accor	132,032	9,174
AXA (1)	722,715	27,553
BNP Paribas	242,945	26,731
Bouygues (1)	229,248	13,375
Compagnie De Saint-Gobain	67,623	4,988
Neuf Cegetel (2)	23,300	704
Pernod-Ricard (1)	44,293	8,876
PPR (1)	34,951	5,218

HONG KONG 0.8%

Common Stocks 0.8%

Esprit Holdings	367,500	3,558
Hang Lung Group	2,165,000	5,505
Public Financial Holdings	7,156,000	5,483
Wheelock	1,317,000	2,381
Total Hong Kong (Cost $13,672)		16,927

IRELAND 1.9%

Common Stocks 1.9%

Allied Irish Banks	533,379	14,544
Bank of Ireland	757,156	15,270
DCC	433,931	11,749
Total Ireland (Cost $32,698)		41,563

ITALY 4.8%

Common Stocks 4.8%

AEM (1)	2,394,078	6,589
Eni S.p.A. (1)	714,816	21,573
Finmeccanica	320,865	7,717
Milano Assicurazioni	1,483,457	11,539
Piaggio & C. S.p.A. (1)(2)	1,306,160	5,305
Saipem (1)	619,286	14,617
San Paolo IMI (1)	510,647	10,911
UniCredito Italiano (1)	3,399,032	28,196
Total Italy (Cost $83,384)		106,447

JAPAN 20.0%

Common Stocks 20.0%

Ajinomoto (1)	520,000	6,003
All Nippon Airways (1)	1,547,000	6,046
Alpine Electronics	446,300	6,432

Aoyama Trading	177,700	5,443
Asahi Kasei (1)	908,000	5,788
Astellas Pharma	202,700	9,115
Canon	437,000	23,380
Daiichi Sankyo	258,500	7,676
Glory Limited (1)	241,200	4,404
Goldcrest Company (1)	137,240	7,495
Hamamatsu Photonics (1)	216,100	6,233
Haseko (1)(2)	1,638,000	5,619
Hino Motors (1)	1,012,000	4,991
Hitachi Maxell (1)	312,200	4,569
Honda Motor	866,200	30,599
JS Group	263,700	5,400
KDDI	1,625	10,108
Kobayashi Pharmaceutical	80,400	3,080
Koito Manufacturing (1)	585,000	8,251
Marui	484,200	6,499
Mitsubishi Electric	1,767,000	15,379
Mitsubishi UFJ Financial	889	11,151
Mitsui	903,000	12,305
Nichias (1)	755,000	5,341
Nippon Mining	1,778,500	13,263
Nippon Oil	742,000	5,508
Nippon Yusen	2,012,000	13,031
Resona Holdings (1)	2,177	6,613
Ricoh Leasing (1)	237,500	5,826
Seven & I	138,689	4,438
Sony (1)	355,000	14,691
Sony ADR (USD)	1,500	61
Sumitomo	1,322,000	17,349
Sumitomo Bakelite	599,000	4,534
Sumitomo Trust & Banking Company	2,141,000	22,982
Takeda Chemical Industries	379,800	24,338
Terumo	170,600	6,885
The Bank of Yokohama	1,106,000	8,531

SINGAPORE 2.1%		
Common Stocks 2.1%		
Sembcorp Industries	5,146,360	12,094
Singapore Telecommunications	3,994,950	6,797
Starhub	4,397,142	6,296
United Overseas Bank	1,200,336	13,641
Venture	829,000	7,612
Total Singapore (Cost $35,336)		46,440
SOUTH KOREA 0.2%		
Common Stocks 0.2%		
Lotte Shopping GDR (USD) (2)(3)	238,320	4,469
Total South Korea (Cost $4,900)		4,469
SPAIN 4.5%		
Common Stocks 4.5%		
Acciona (1)	127,069	22,396
Banco Santander Central Hispano	2,717,182	47,058
Telefonica SA (1)	1,614,902	31,145
Total Spain (Cost $74,680)		100,599
SWEDEN 5.1%		
Common Stocks 5.1%		
Autoliv GDR (1)	168,950	9,586
NORDEA	1,857,076	25,601
Peab	526,497	10,176
SKF	482,460	7,771
SSAB Svenskt Stal, Series A	895,278	19,041
Svenska Handelsbanken, A Shares	407,034	10,546
Swedbank	225,100	7,376
TeliaSonera	2,091,500	15,214
Volvo, B Shares	155,800	9,746

Total Sweden (Cost $79,642)		115,057

SWITZERLAND 5.6%

Common Stocks 5.6%

Credit Suisse Group	270,522	16,329
Holcim	90,446	7,796
Nestle	77,301	26,440
Novartis	348,315	21,164
Swiss Life Holding	73,188	17,287
UBS	612,440	36,622
Total Switzerland (Cost $101,296)		125,638

THAILAND 0.1%

Common Stocks 0.1%

Precious Shipping NVDR	2,403,600	2,847
Total Thailand (Cost $2,944)		2,847

UNITED KINGDOM 19.4%

Common Stocks 19.4%

Aegis Group	2,524,592	6,444
Alliance & Leicester	251,633	5,364
Alliance Boots	613,023	9,476
Anglo American	547,595	24,704
Associated British Foods	403,499	6,406
Aviva	1,466,132	21,684
Barclays	2,416,983	32,633
Barclays ADR (USD)	259,200	14,077
BP ADR (USD)	484,600	32,517
Bradford Bingley	1,034,946	9,125
Close Brothers Group	396,167	7,337
Corus Group	1,307,160	11,662
DSG International	2,306,930	9,575

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

		Year Ended 10/31/06		10/31/05
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	36,343	$	16,488
Net realized gain		71,686		13,584
Change in net unrealized gain		303,361		103,876
Increase in net assets from operations		411,390		133,948
Distributions to shareholders				
Net investment income				
Investor Class		(14,030)		(4,540)
Advisor Class		(3,681)		(444)
R Class		(155)		(43)
Net realized gain				
Investor Class		(10,020)		(413)
Advisor Class		(2,510)		(40)
R Class		(123)		(5)
Decrease in net assets from distributions		(30,519)		(5,485)
Capital share transactions*				
Shares sold				
Investor Class		626,218		372,870
Advisor Class		118,636		158,873
R Class		22,047		8,020
Shares issued in connection with fund acquisition – Investor Class		276,517		–
Distributions reinvested				
Investor Class		23,444		4,815
Advisor Class		1,308		41
R Class		278		48
Shares redeemed				
Investor Class		(269,620)		(48,832)
Advisor Class		(31,140)		(7,741)
R Class		(3,639)		(5,383)
Redemption fees received		165		53
Increase in net assets from capital share transactions		764,214		482,764

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class, Advisor Class, and R Class fund shares held less than 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning November 1, 2007.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2006, the value of loaned securities was $386,847,000; aggregate collateral consisted of $405,662,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,087,183,000 and $608,038,000, respectively, for the year ended October 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2006, were characterized as follows for tax purposes:

At October 31, 2006, tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $1,499,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2006.

For the year ended October 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2006, the cost of investments for federal income tax purposes was $2,221,612,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements.

NOTE 5 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred International Value Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 18,570,642 shares of the fund (with a value of $276,517,000) for the 26,766,258 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $9,316,000 of unrealized depreciation and $28,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $1,484,545,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $13,000 were repaid to the manager during the year ended October 31, 2006. Including these amounts, expenses previously reimbursed by the manager in the amount of $9,000 remain subject to repayment at October 31, 2006. For the year ended October 31, 2006, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides sub-accounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2006, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $268,000 for T. Rowe Price Services, Inc., and $171,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2006, the fund was charged $102,000 for shareholder servicing costs related to the college savings plans, of which $83,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2006, approximately 4% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2006, the fund was allocated $347,000 of Spectrum Funds’ expenses and $1,603,000 of Retirement Funds’ expenses. Of these amounts, $1,505,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2006, approximately 14% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 44% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $918,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2006, and October 31, 2005, was $54,595,000 and $6,979,000, respectively.

As of October 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 649,948 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $7,405,000 from short-term capital gains,
  $13,855,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $25,962,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $149,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $42,958,000 and foreign taxes paid of $867,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price) and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1991	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1988	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to present),
2001	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 116 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[116]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price and
(1955)	T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company
2006
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.; formerly student, Stanford Graduate
School of Business (to 2002)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$21,628	$19,132
Audit-Related Fees	1,448	1,503
Tax Fees	3,437	3,143
All Other Fees	150	368

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,200,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 15, 2006